--------------------------------------------------------------------------------

                                                     Free Writing Prospectus for
                                 Carrington Mortgage Loan Trust, Series 2006-NC4
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated September 12, 2006

[LOGO] CCM
       CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE FREE WRITING PROSPECTUS

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET-BACKED PASS-THROUGH CERTIFICATES

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CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
Issuing Entity

SEPTEMBER 12, 2006

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Carrington Investment Services, LLC
                                                                             CIS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-248-3580.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $1,618,805,146.40
      NUMBER OF MORTGAGE LOANS:                                      7,490
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $216,128.86
      WEIGHTED AVERAGE GROSS COUPON:                                8.215%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          622
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       80.32%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       86.84%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 357
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         359
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           29
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.196%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.913%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.498%
      INTEREST ONLY LOANS:                                          20.92%
      SILENT SECONDS:                                               33.68%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                 DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRODUCT TYPE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

2/1 ARM                               1,083    $   187,651,436.88      11.59%    $ 173,270.02     604       80.92%      8.716%
2/1 ARM 5Y-IO                           809        270,506,465.14      16.71       334,371.40     648       82.04       7.625
3/1 ARM                                 968        161,324,382.02       9.97       166,657.42     620       79.51       8.387
3/1 ARM 5Y-IO                           290         68,105,952.84       4.21       234,848.11     647       80.40       7.721
40/30 2/1 ARM                         1,191        299,218,807.74      18.48       251,233.26     609       80.62       8.465
40/30 3/1 ARM                         1,650        367,324,360.69      22.69       222,620.82     610       81.34       8.522
40/30 Fixed                             429        111,772,923.66       6.90       260,542.95     640       77.87       7.417
5/1 ARM                                  31          5,914,208.65       0.37       190,780.92     640       74.57       7.693
Fixed                                 1,039        146,986,608.78       9.08       141,469.31     634       76.23       8.057
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                             44    $    14,644,622.57       0.90%    $ 332,832.33     663       77.52%      5.790%
6.001--6.500                            256         79,803,829.70       4.93       311,733.71     671       76.23       6.408
6.501--7.000                            566        158,921,029.10       9.82       280,779.20     652       77.54       6.810
7.001--7.500                            779        206,274,044.42      12.74       264,793.38     641       78.85       7.305
7.501--8.000                          1,274        297,445,890.18      18.37       233,474.01     628       79.76       7.791
8.001--8.500                          1,146        256,988,789.43      15.88       224,248.51     621       80.31       8.273
8.501--9.000                          1,242        247,105,534.13      15.26       198,957.76     609       81.07       8.768
9.001--9.500                            802        151,191,858.97       9.34       188,518.53     601       82.79       9.261
9.501--10.000                           634        112,914,289.08       6.98       178,098.25     585       83.30       9.756
10.001--10.500                          313         46,836,633.61       2.89       149,637.81     581       83.76      10.260
10.501--11.000                          205         26,382,677.41       1.63       128,695.99     576       82.73      10.750
11.001--11.500                           86          9,559,152.98       0.59       111,152.94     578       84.47      11.236
11.501--12.000                           70          5,708,497.78       0.35        81,549.97     601       89.95      11.784
12.001--12.500                           44          3,259,418.29       0.20        74,077.69     607       94.98      12.328
12.501--13.000                           26          1,595,690.86       0.10        61,372.73     596       93.28      12.760
13.001--13.500                            3            173,187.91       0.01        57,729.30     629      100.00      13.244
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                          DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          90    $     3,914,530.60       0.24%    $  43,494.78     607       81.28%     10.396%
50,000.01--100,000.00                 1,488        114,142,612.03       7.05        76,708.74     604       79.71       9.047
100,000.01--150,000.00                1,490        186,161,697.45      11.50       124,940.74     607       79.14       8.635
150,000.01--200,000.00                1,142        197,828,855.29      12.22       173,230.17     608       78.78       8.363
200,000.01--250,000.00                  936        210,058,250.94      12.98       224,421.21     615       79.57       8.272
250,000.01--300,000.00                  652        178,108,267.71      11.00       273,172.19     618       79.83       8.162
300,000.01--350,000.00                  416        135,022,818.16       8.34       324,574.08     624       80.56       8.145
350,000.01--400,000.00                  379        142,079,268.81       8.78       374,879.34     629       80.83       7.970
400,000.01--450,000.00                  315        134,098,566.74       8.28       425,709.74     634       81.94       7.967
450,000.01--500,000.00                  232        110,756,911.18       6.84       477,400.48     642       82.06       7.758
500,000.01--550,000.00                  147         77,291,845.12       4.77       525,794.86     643       81.76       7.727
550,000.01--600,000.00                   98         56,333,017.10       3.48       574,826.71     647       83.52       7.842
600,000.01--650,000.00                   53         33,216,870.31       2.05       626,733.40     652       81.00       7.832
650,000.01--700,000.00                   19         12,788,313.27       0.79       673,069.12     663       81.30       7.740
700,000.01--750,000.00                   14         10,241,250.53       0.63       731,517.89     649       83.08       8.222
750,000.01--800,000.00                   11          8,664,694.18       0.54       787,699.47     654       76.62       7.723
800,000.01--850,000.00                    1            845,012.58       0.05       845,012.58     601       95.00       7.990
850,000.01--900,000.00                    1            878,495.19       0.05       878,495.19     667       94.62       6.800
900,000.01--950,000.00                    1            928,869.21       0.06       928,869.21     623       60.00       8.500
950,000.01--1,000,000.00                  3          2,920,000.00       0.18       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.16     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                       DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
CURRENT UNPAID PRINCIPAL             MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
BALANCE ($)                           LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          90    $     3,914,530.60       0.24%    $  43,494.78     607       81.28%     10.396%
50,000.01--100,000.00                 1,488        114,142,246.24       7.05        76,708.50     604       79.69       9.046
100,000.01--150,000.00                1,490        186,162,063.24      11.50       124,940.98     607       79.16       8.636
150,000.01--200,000.00                1,143        198,028,278.32      12.23       173,253.09     608       78.78       8.365
200,000.01--250,000.00                  935        209,858,827.91      12.96       224,447.94     615       79.57       8.271
250,000.01--300,000.00                  652        178,108,267.71      11.00       273,172.19     618       79.83       8.162
300,000.01--350,000.00                  416        135,022,818.16       8.34       324,574.08     624       80.56       8.145
350,000.01--400,000.00                  379        142,079,268.81       8.78       374,879.34     629       80.83       7.970
400,000.01--450,000.00                  315        134,098,566.74       8.28       425,709.74     634       81.94       7.967
450,000.01--500,000.00                  233        111,256,749.47       6.87       477,496.78     642       82.04       7.752
500,000.01--550,000.00                  148         77,891,838.23       4.81       526,296.20     643       81.98       7.769
550,000.01--600,000.00                   96         55,233,185.71       3.41       575,345.68     648       83.30       7.798
600,000.01--650,000.00                   53         33,216,870.31       2.05       626,733.40     652       81.00       7.832
650,000.01--700,000.00                   19         12,788,313.27       0.79       673,069.12     663       81.30       7.740
700,000.01--750,000.00                   14         10,241,250.53       0.63       731,517.89     649       83.08       8.222
750,000.01--800,000.00                   11          8,664,694.18       0.54       787,699.47     654       76.62       7.723
800,000.01--850,000.00                    1            845,012.58       0.05       845,012.58     601       95.00       7.990
850,000.01--900,000.00                    1            878,495.19       0.05       878,495.19     667       94.62       6.800
900,000.01--950,000.00                    1            928,869.21       0.06       928,869.21     623       60.00       8.500
950,000.01--1,000,000.00                  3          2,920,000.00       0.18       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.16     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)               LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

61--120                                   4    $       278,520.88       0.02%    $  69,630.22     604       76.24%      8.884%
121--180                                 52          5,179,800.20       0.32        99,611.54     631       69.67       7.776
181--240                                 36          3,450,199.43       0.21        95,838.87     616       73.09       7.902
241--300                                  9            777,947.07       0.05        86,438.56     632       77.80       7.342
301--360                              7,389      1,609,118,678.81      99.40       217,772.19     622       80.38       8.218
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                          DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

61--120                                   4    $       278,520.88       0.02%    $  69,630.22     604       76.24%      8.884%
121--180                                 52          5,179,800.20       0.32        99,611.54     631       69.67       7.776
181--240                                 36          3,450,199.43       0.21        95,838.87     616       73.09       7.902
241--300                                  9            777,947.07       0.05        86,438.56     632       77.80       7.342
301--360                              7,389      1,609,118,678.81      99.40       217,772.19     622       80.38       8.218
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.00%    $  54,989.50     551        9.65%      9.375%
10.01--15.00                              1             49,982.04       0.00        49,982.04     652       10.11       8.625
15.01--20.00                              5            469,610.11       0.03        93,922.02     628       18.20       7.974
20.01--25.00                              3            420,345.04       0.03       140,115.01     647       23.68       6.570
25.01--30.00                             17          2,114,369.32       0.13       124,374.67     586       28.18       8.385
30.01--35.00                             19          2,439,615.88       0.15       128,400.84     612       32.81       7.952
35.01--40.00                             25          3,139,040.01       0.19       125,561.60     597       37.54       8.091
40.01--45.00                             57          9,727,987.01       0.60       170,666.44     598       43.02       7.814
45.01--50.00                             96         17,346,393.20       1.07       180,691.60     592       48.16       7.870
50.01--55.00                             96         17,813,615.53       1.10       185,558.50     602       52.89       7.657
55.01--60.00                            182         37,706,510.63       2.33       207,178.63     592       58.19       7.914
60.01--65.00                            220         45,250,131.96       2.80       205,682.42     595       63.35       7.930
65.01--70.00                            360         74,804,712.09       4.62       207,790.87     589       68.74       8.166
70.01--75.00                            552        110,465,891.54       6.82       200,119.37     588       73.95       8.171
75.01--80.00                          3,159        704,283,027.45      43.51       222,944.93     640       79.82       7.983
80.01--85.00                            820        185,799,584.50      11.48       226,584.86     596       84.47       8.434
85.01--90.00                          1,179        265,667,320.24      16.41       225,332.76     619       89.68       8.584
90.01--95.00                            504        126,635,352.95       7.82       251,260.62     642       94.70       8.477
95.01--100.00                           194         14,616,667.41       0.90        75,343.65     656       99.94      11.332
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                         DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.00%    $  54,989.50     551        9.65%      9.375%
10.01--15.00                              1             49,982.04       0.00        49,982.04     652       10.11       8.625
15.01--20.00                              5            469,610.11       0.03        93,922.02     628       18.20       7.974
20.01--25.00                              3            420,345.04       0.03       140,115.01     647       23.68       6.570
25.01--30.00                             15          1,958,660.59       0.12       130,577.37     582       28.09       8.352
30.01--35.00                             19          2,439,615.88       0.15       128,400.84     612       32.81       7.952
35.01--40.00                             25          3,139,040.01       0.19       125,561.60     597       37.54       8.091
40.01--45.00                             57          9,727,987.01       0.60       170,666.44     598       43.02       7.814
45.01--50.00                             97         17,436,363.85       1.08       179,756.33     593       48.06       7.869
50.01--55.00                             96         17,813,615.53       1.10       185,558.50     602       52.89       7.657
55.01--60.00                            179         37,212,000.27       2.30       207,888.27     593       58.17       7.905
60.01--65.00                            218         44,980,852.19       2.78       206,334.18     595       63.34       7.925
65.01--70.00                            356         74,253,236.10       4.59       208,576.51     588       68.69       8.166
70.01--75.00                            530        106,469,402.79       6.58       200,885.67     588       73.96       8.166
75.01--80.00                            965        196,736,346.62      12.15       203,871.86     601       79.35       8.187
80.01--85.00                            740        169,652,840.56      10.48       229,260.60     594       84.41       8.439
85.01--90.00                          1,108        254,563,534.27      15.73       229,750.48     620       89.53       8.542
90.01--95.00                            613        145,457,969.17       8.99       237,288.69     638       93.27       8.497
95.01--100.00                         2,462        535,968,754.89      33.11       217,696.49     654       80.75       8.025
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                                    DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
STATE                                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                    1,369    $   469,551,881.81      29.01%    $ 342,988.96     637       79.54%      7.825%
FL                                      858        161,099,317.16       9.95       187,761.44     607       78.76       8.438
NY                                      417        139,948,324.52       8.65       335,607.49     635       80.11       7.959
NJ                                      286         76,849,529.88       4.75       268,704.65     621       79.99       8.561
TX                                      619         72,212,915.43       4.46       116,660.61     618       79.83       8.297
IL                                      338         66,938,186.99       4.14       198,041.97     614       81.95       8.338
MA                                      215         57,486,036.55       3.55       267,376.91     611       79.67       8.428
MD                                      227         55,469,054.69       3.43       244,357.07     607       81.33       8.334
AZ                                      235         45,709,500.42       2.82       194,508.51     621       78.98       8.193
NV                                      139         34,988,023.83       2.16       251,712.40     635       80.54       8.113
GA                                      217         34,332,263.39       2.12       158,213.20     609       84.16       8.804
PA                                      240         33,452,377.81       2.07       139,384.91     609       80.99       8.322
VA                                      149         31,287,360.07       1.93       209,982.28     603       80.03       8.370
HI                                       85         30,037,221.89       1.86       353,379.08     662       78.35       7.470
MN                                      140         27,305,939.59       1.69       195,042.43     622       82.03       8.358
Other                                 1,956        282,137,212.34      17.43       144,241.93     610       82.11       8.635
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Investment Property                     505    $    95,613,950.67       5.91%    $ 189,334.56     647       84.57%      9.091%
Primary Residence                     6,760      1,479,125,534.99      91.37       218,805.55     619       80.01       8.148
Second Home                             225         44,065,660.74       2.72       195,847.38     675       81.77       8.569
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                                DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                            5,552    $ 1,151,502,265.87      71.13%    $ 207,403.15     618       80.01%      8.205%
Pud-Detached                            764        176,534,527.54      10.91       231,066.14     628       80.87       8.099
2-4 Unit                                519        154,892,214.64       9.57       298,443.57     641       80.72       8.208
Condo                                   453         93,775,523.10       5.79       207,009.98     639       81.96       8.501
Pud-Attached                            202         42,100,615.24       2.60       208,418.89     623       81.67       8.365
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Cash Out                              3,705    $   820,900,491.71      50.71%    $ 221,565.58     602       78.41%      8.214%
Purchase                              3,058        643,619,089.05      39.76       210,470.60     649       82.55       8.283
Rate/Term                               727        154,285,565.64       9.53       212,222.24     620       81.23       7.937
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                              DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                    4,837    $   958,292,610.12      59.20%    $ 198,117.14     610       80.26%      7.947%
Limited Documentation                    85         20,481,316.96       1.27       240,956.67     628       81.37       7.826
Stated Documentation                  2,568        640,031,219.32      39.54       249,233.34     641       80.39       8.629
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

476--500                                 25    $     4,674,857.04       0.29%    $ 186,994.28     500       73.89%      9.302%
501--525                                544         91,451,978.22       5.65       168,110.25     513       74.34       9.316
526--550                                590        109,290,827.70       6.75       185,238.69     538       75.73       8.915
551--575                                787        145,273,105.39       8.97       184,590.99     562       78.21       8.791
576--600                              1,075        211,334,616.94      13.05       196,590.34     588       80.74       8.427
601--625                              1,312        273,664,046.19      16.91       208,585.40     613       81.68       8.027
626--650                              1,260        294,083,587.98      18.17       233,399.67     638       81.82       8.039
651--675                                877        220,774,806.87      13.64       251,738.66     662       81.42       7.856
676--700                                436        117,273,312.64       7.24       268,975.49     686       80.94       7.839
701--725                                247         65,054,079.37       4.02       263,376.84     713       81.33       7.685
726--750                                154         39,912,019.21       2.47       259,168.96     736       82.07       7.632
751--775                                119         30,297,273.32       1.87       254,598.94     762       81.86       7.789
776--800                                 52         12,393,096.61       0.77       238,328.78     786       80.70       7.388
801--825                                 12          3,327,538.92       0.21       277,294.91     807       76.90       7.208
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                       DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0                                     2,022    $   423,741,108.55      26.18%    $ 209,565.34     620       80.86%      8.699%
12                                      568        179,995,027.79      11.12       316,892.65     633       80.38       8.079
24                                    2,470        562,873,197.31      34.77       227,883.89     620       81.26       8.099
36                                    2,430        452,195,812.74      27.93       186,088.81     623       78.63       7.961
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                  DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LIEN TYPE                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

First Lien                            7,304    $ 1,605,819,982.04      99.20%    $ 219,854.87     622       80.17%      8.187%
Second Lien                             186         12,985,164.36       0.80        69,812.71     651       99.86      11.651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                7,490    $ 1,618,805,146.40     100.00%    $ 216,128.86     622       80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

                                       10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $1,360,045,613.96
      NUMBER OF MORTGAGE LOANS:                                      6,022
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $225,846.17
      WEIGHTED AVERAGE GROSS COUPON:                                8.298%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          620
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       80.97%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       88.03%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           29
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.196%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.913%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.498%
      INTEREST ONLY LOANS:                                          24.90%
      SILENT SECONDS:                                               36.51%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       11
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                  DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRODUCT TYPE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

2/1 ARM                               1,083    $   187,651,436.88      13.80%    $ 173,270.02     604       80.92%      8.716%
2/1 ARM 5Y-IO                           809        270,506,465.14      19.89       334,371.40     648       82.04       7.625
3/1 ARM                                 968        161,324,382.02      11.86       166,657.42     620       79.51       8.387
3/1 ARM 5Y-IO                           290         68,105,952.84       5.01       234,848.11     647       80.40       7.721
40/30 2/1 ARM                         1,191        299,218,807.74      22.00       251,233.26     609       80.62       8.465
40/30 3/1 ARM                         1,650        367,324,360.69      27.01       222,620.82     610       81.34       8.522
5/1 ARM                                  31          5,914,208.65       0.43       190,780.92     640       74.57       7.693
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                             43    $    14,502,365.02       1.07%    $ 337,264.30     663       77.50%      5.789%
6.001--6.500                            116         37,602,763.13       2.76       324,161.75     661       77.83       6.347
6.501--7.000                            346        106,713,018.35       7.85       308,419.13     654       79.60       6.809
7.001--7.500                            580        164,247,417.65      12.08       283,185.20     643       79.64       7.309
7.501--8.000                          1,050        257,075,390.27      18.90       244,833.71     628       80.06       7.792
8.001--8.500                            984        230,813,205.15      16.97       234,566.27     622       80.87       8.272
8.501--9.000                          1,097        225,218,476.05      16.56       205,303.99     610       81.38       8.769
9.001--9.500                            735        143,019,743.91      10.52       194,584.69     601       83.24       9.260
9.501--10.000                           569        105,591,496.37       7.76       185,573.81     584       83.27       9.758
10.001--10.500                          274         43,772,209.31       3.22       159,752.59     579       83.64      10.260
10.501--11.000                          156         22,191,210.68       1.63       142,251.35     570       82.93      10.736
11.001--11.500                           48          6,433,275.64       0.47       134,026.58     552       80.10      11.206
11.501--12.000                           15          1,939,058.51       0.14       129,270.57     534       73.72      11.696
12.001--12.500                            5            559,357.91       0.04       111,871.58     538       70.73      12.183
12.501--13.000                            4            366,626.02       0.03        91,656.51     525       70.75      12.691
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       12
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                           DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          18    $       899,368.52       0.07%    $  49,964.92     562       65.21%      9.604%
50,000.01--100,000.00                 1,011         78,600,464.17       5.78        77,745.27     598       79.65       9.022
100,000.01--150,000.00                1,182        148,433,308.59      10.91       125,578.10     603       80.01       8.749
150,000.01--200,000.00                  963        167,108,858.44      12.29       173,529.45     606       79.59       8.471
200,000.01--250,000.00                  811        181,893,260.48      13.37       224,282.69     614       80.45       8.374
250,000.01--300,000.00                  576        157,266,871.14      11.56       273,032.76     616       80.55       8.255
300,000.01--350,000.00                  365        118,470,666.68       8.71       324,577.17     621       81.21       8.250
350,000.01--400,000.00                  338        126,613,024.29       9.31       374,594.75     627       81.31       8.029
400,000.01--450,000.00                  281        119,527,080.54       8.79       425,363.28     631       82.59       8.068
450,000.01--500,000.00                  191         91,218,156.47       6.71       477,581.97     637       82.31       7.900
500,000.01--550,000.00                  117         61,494,383.68       4.52       525,593.02     640       82.87       7.879
550,000.01--600,000.00                   76         43,644,240.09       3.21       574,266.32     638       84.13       8.086
600,000.01--650,000.00                   47         29,442,567.21       2.16       626,437.60     647       81.12       7.936
650,000.01--700,000.00                   16         10,751,574.20       0.79       671,973.39     665       83.09       7.795
700,000.01--750,000.00                   13          9,491,835.61       0.70       730,141.20     650       83.41       8.299
750,000.01--800,000.00                    9          7,092,576.88       0.52       788,064.10     651       75.33       7.962
800,000.01--850,000.00                    1            845,012.58       0.06       845,012.58     601       95.00       7.990
850,000.01--900,000.00                    1            878,495.19       0.06       878,495.19     667       94.62       6.800
900,000.01--950,000.00                    1            928,869.21       0.07       928,869.21     623       60.00       8.500
950,000.01--1,000,000.00                  3          2,920,000.00       0.21       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.19     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       13
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                        DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)  LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          18    $       899,368.52       0.07%    $  49,964.92     562       65.21%      9.604%
50,000.01--100,000.00                 1,010         78,500,464.17       5.77        77,723.23     598       79.65       9.023
100,000.01--150,000.00                1,183        148,533,308.59      10.92       125,556.47     603       80.01       8.749
150,000.01--200,000.00                  964        167,308,281.48      12.30       173,556.31     606       79.59       8.473
200,000.01--250,000.00                  810        181,693,837.45      13.36       224,313.38     614       80.45       8.373
250,000.01--300,000.00                  576        157,266,871.14      11.56       273,032.76     616       80.55       8.255
300,000.01--350,000.00                  365        118,470,666.68       8.71       324,577.17     621       81.21       8.250
350,000.01--400,000.00                  338        126,613,024.29       9.31       374,594.75     627       81.31       8.029
400,000.01--450,000.00                  281        119,527,080.54       8.79       425,363.28     631       82.59       8.068
450,000.01--500,000.00                  191         91,218,156.47       6.71       477,581.97     637       82.31       7.900
500,000.01--550,000.00                  118         62,044,283.72       4.56       525,799.01     640       82.98       7.902
550,000.01--600,000.00                   75         43,094,340.05       3.17       574,591.20     638       84.00       8.055
600,000.01--650,000.00                   47         29,442,567.21       2.16       626,437.60     647       81.12       7.936
650,000.01--700,000.00                   16         10,751,574.20       0.79       671,973.39     665       83.09       7.795
700,000.01--750,000.00                   13          9,491,835.61       0.70       730,141.20     650       83.41       8.299
750,000.01--800,000.00                    9          7,092,576.88       0.52       788,064.10     651       75.33       7.962
800,000.01--850,000.00                    1            845,012.58       0.06       845,012.58     601       95.00       7.990
850,000.01--900,000.00                    1            878,495.19       0.06       878,495.19     667       94.62       6.800
900,000.01--950,000.00                    1            928,869.21       0.07       928,869.21     623       60.00       8.500
950,000.01--1,000,000.00                  3          2,920,000.00       0.21       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.19     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)               LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       14
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                          DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                              1    $        49,982.04       0.00%    $  49,982.04     652       10.11%      8.625%
15.01--20.00                              3            250,783.41       0.02        83,594.47     561       18.36       8.833
20.01--25.00                              3            420,345.04       0.03       140,115.01     647       23.68       6.570
25.01--30.00                              9            911,021.22       0.07       101,224.58     564       27.55       9.159
30.01--35.00                             13          1,825,334.51       0.13       140,410.35     601       32.84       8.184
35.01--40.00                             16          2,359,750.93       0.17       147,484.43     582       37.54       8.136
40.01--45.00                             35          5,938,953.08       0.44       169,684.37     581       42.96       8.137
45.01--50.00                             53          9,808,907.57       0.72       185,073.73     576       48.14       8.053
50.01--55.00                             55         10,613,828.22       0.78       192,978.69     589       53.12       7.858
55.01--60.00                            120         26,322,776.68       1.94       219,356.47     579       58.32       8.240
60.01--65.00                            157         33,206,849.97       2.44       211,508.60     581       63.44       8.188
65.01--70.00                            260         56,595,466.78       4.16       217,674.87     580       68.78       8.394
70.01--75.00                            416         87,491,876.02       6.43       210,317.01     580       73.92       8.341
75.01--80.00                          2,648        607,772,153.03      44.69       229,521.21     639       79.86       8.026
80.01--85.00                            704        157,875,064.82      11.61       224,254.35     590       84.53       8.596
85.01--90.00                          1,069        241,620,615.79      17.77       226,024.90     617       89.71       8.681
90.01--95.00                            451        115,484,796.08       8.49       256,063.85     641       94.70       8.543
95.01--100.00                             9          1,497,108.77       0.11       166,345.42     685       99.68       9.432
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                              1    $        49,982.04       0.00%    $  49,982.04     652       10.11%      8.625%
15.01--20.00                              3            250,783.41       0.02        83,594.47     561       18.36       8.833
20.01--25.00                              3            420,345.04       0.03       140,115.01     647       23.68       6.570
25.01--30.00                              8            821,050.57       0.06       102,631.32     546       27.37       9.335
30.01--35.00                             13          1,825,334.51       0.13       140,410.35     601       32.84       8.184
35.01--40.00                             16          2,359,750.93       0.17       147,484.43     582       37.54       8.136
40.01--45.00                             35          5,938,953.08       0.44       169,684.37     581       42.96       8.137
45.01--50.00                             54          9,898,878.22       0.73       183,312.56     577       47.97       8.048
50.01--55.00                             55         10,613,828.22       0.78       192,978.69     589       53.12       7.858
55.01--60.00                            119         25,987,957.78       1.91       218,386.20     579       58.30       8.230
60.01--65.00                            155         32,937,570.20       2.42       212,500.45     581       63.43       8.184
65.01--70.00                            257         56,104,510.36       4.13       218,305.49     579       68.71       8.396
70.01--75.00                            399         84,101,328.36       6.18       210,780.27     579       73.93       8.339
75.01--80.00                            671        145,362,593.08      10.69       216,635.76     592       79.41       8.410
80.01--85.00                            631        143,814,429.63      10.57       227,915.10     588       84.47       8.607
85.01--90.00                            999        230,371,786.28      16.94       230,602.39     617       89.59       8.641
90.01--95.00                            552        133,455,229.24       9.81       241,766.72     638       93.21       8.556
95.01--100.00                         2,051        475,731,303.02      34.98       231,950.90     653       80.29       7.942
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       15
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                     DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
STATE                                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                    1,122    $   406,812,181.26      29.91%    $ 362,577.70     634       80.11%      7.880%
FL                                      662        132,309,265.33       9.73       199,862.94     605       80.00       8.564
NY                                      307        103,971,286.98       7.64       338,668.69     632       80.98       8.080
NJ                                      248         68,910,604.57       5.07       277,865.34     619       80.38       8.614
IL                                      306         62,212,192.36       4.57       203,307.82     614       82.08       8.339
MA                                      187         51,553,022.13       3.79       275,684.61     609       79.74       8.459
MD                                      193         48,438,458.15       3.56       250,976.47     602       81.99       8.408
TX                                      355         43,591,480.70       3.21       122,792.90     617       81.30       8.596
AZ                                      189         38,420,688.76       2.82       203,284.07     619       79.93       8.310
NV                                      122         32,147,567.17       2.36       263,504.65     635       80.84       8.121
GA                                      192         31,647,259.17       2.33       164,829.47     609       84.41       8.778
VA                                      122         26,421,520.23       1.94       216,569.84     603       80.46       8.436
PA                                      184         26,043,833.99       1.91       141,542.58     601       81.77       8.502
MI                                      193         24,642,584.25       1.81       127,681.78     596       81.76       9.071
MN                                      122         23,383,669.26       1.72       191,669.42     622       82.39       8.442
Other                                 1,518        239,539,999.65      17.61       157,799.74     612       82.31       8.570
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Investment Property                     454    $    89,126,130.21       6.55%    $ 196,313.06     648       85.22%      9.129%
Primary Residence                     5,389      1,232,900,323.17      90.65       228,780.91     616       80.64       8.232
Second Home                             179         38,019,160.58       2.80       212,397.55     670       81.64       8.505
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                            4,464    $   970,664,975.88      71.37%    $ 217,442.87     615       80.69%      8.289%
Pud-Detached                            597        145,583,071.07      10.70       243,857.74     624       81.75       8.187
2-4 Unit                                415        125,427,301.02       9.22       302,234.46     638       81.29       8.303
Condo                                   379         82,502,129.50       6.07       217,683.72     638       82.12       8.524
Pud-Attached                            167         35,868,136.49       2.64       214,779.26     620       81.70       8.442
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       16
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                  DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Cash Out                              2,809    $   652,468,425.38      47.97%    $ 232,277.83     596       79.56%      8.386%
Purchase                              2,660        585,078,538.06      43.02       219,954.34     647       82.35       8.247
Rate/Term                               553        122,498,650.52       9.01       221,516.55     616       81.88       8.075
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                                DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                    3,749    $   768,415,945.96      56.50%    $ 204,965.58     605       81.11%      8.047%
Limited Documentation                    67         17,608,243.34       1.29       262,809.60     628       81.33       7.785
Stated Documentation                  2,206        574,021,424.66      42.21       260,209.17     639       80.77       8.649
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

476--500                                 21    $     4,390,379.12       0.32%    $ 209,065.67     500       75.13%      9.282%
501--525                                487         83,443,574.85       6.14       171,342.04     513       74.90       9.348
526--550                                507         97,569,484.42       7.17       192,444.74     538       76.20       8.959
551--575                                656        126,237,319.39       9.28       192,434.94     562       79.03       8.892
576--600                                873        181,014,227.13      13.31       207,347.34     588       81.40       8.467
601--625                              1,030        229,974,346.16      16.91       223,276.06     613       82.51       8.051
626--650                                998        248,904,885.34      18.30       249,403.69     639       82.56       8.096
651--675                                688        179,309,600.80      13.18       260,624.42     662       81.98       7.945
676--700                                330         91,250,064.59       6.71       276,515.35     686       81.73       7.968
701--725                                200         54,183,065.10       3.98       270,915.33     712       82.32       7.805
726--750                                110         30,897,000.45       2.27       280,881.82     736       83.15       7.735
751--775                                 87         23,257,056.33       1.71       267,322.49     762       81.85       7.895
776--800                                 28          7,592,064.65       0.56       271,145.17     787       81.90       7.436
801--825                                  7          2,022,545.63       0.15       288,935.09     809       78.63       7.527
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       17
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                        DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0                                     1,670    $   377,229,011.43      27.74%    $ 225,885.64     620       81.10%      8.732%
12                                      446        141,434,820.31      10.40       317,118.43     630       81.10       8.210
24                                    2,357        553,551,877.35      40.70       234,854.42     620       81.08       8.061
36                                    1,549        287,829,904.87      21.16       185,816.59     615       80.52       8.228
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
INITIAL CAP (%)                       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

1.000                                    28    $     4,023,232.15       0.30%    $ 143,686.86     613       79.55%      8.437%
1.500                                   933        228,810,722.55      16.82       245,241.93     612       81.44       8.327
2.000                                 5,061      1,127,211,659.26      82.88       222,725.09     621       80.88       8.291
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PERIODIC CAP (%)                      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

1.000                                    30    $     4,173,252.71       0.31%    $ 139,108.42     614       79.64%      8.444%
1.500                                 5,992      1,355,872,361.25      99.69       226,280.43     620       80.97       8.297
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       18
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                  DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ARM MARGIN (%)                        LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

3.001--4.000                              1    $       203,859.60       0.01%    $ 203,859.60     631       80.00%      7.875%
5.001--6.000                          1,228        299,573,634.13      22.03       243,952.47     631       81.59       7.995
6.001--7.000                          4,541      1,015,800,053.67      74.69       223,695.23     619       81.29       8.340
7.001--8.000                            251         44,370,752.45       3.26       176,775.91     557       69.40       9.378
8.001--9.000                              1             97,314.11       0.01        97,314.11     676       65.00       8.300
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                              DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

12.001--13.000                           43    $    14,502,365.02       1.07%    $ 337,264.30     663       77.50%      5.789%
13.001--14.000                          473        145,815,080.05      10.72       308,277.12     655       79.11       6.698
14.001--15.000                        1,629        421,268,127.87      30.97       258,605.36     634       79.91       7.607
15.001--16.000                        2,076        455,479,779.14      33.49       219,402.59     616       81.14       8.519
16.001--17.000                        1,300        247,848,359.25      18.22       190,652.58     594       83.20       9.473
17.001--18.000                          430         65,890,347.68       4.84       153,233.37     576       83.50      10.420
18.001--19.000                           62          8,315,571.02       0.61       134,122.11     548       78.61      11.319
19.001 >=                                 9            925,983.93       0.07       102,887.10     533       70.73      12.384
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                              DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                             21    $     6,894,511.92       0.51%    $ 328,310.09     676       77.11%      5.785%
6.001--7.000                            482        151,521,811.77      11.14       314,360.61     655       79.09       6.645
7.001--8.000                          1,632        421,724,630.72      31.01       258,409.70     634       79.89       7.602
8.001--9.000                          2,080        455,768,651.84      33.51       219,119.54     616       81.11       8.518
9.001--10.000                         1,305        248,874,269.65      18.30       190,708.25     594       83.26       9.471
10.001--11.000                          430         65,963,419.99       4.85       153,403.30     576       83.40      10.420
11.001--12.000                           63          8,372,334.14       0.62       132,894.19     548       78.62      11.320
12.001 >=                                 9            925,983.93       0.07       102,887.10     533       70.73      12.384
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       19
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                         DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
INITIAL INTEREST RATE ADJUSTMENT     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DATE                                  LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

02/01/2008                                6    $     2,157,437.00       0.16%    $ 359,572.83     567       75.66%      8.126%
03/01/2008                               21          5,502,113.91       0.40       262,005.42     613       84.60       7.363
04/01/2008                               50         15,768,973.65       1.16       315,379.47     607       83.20       7.894
05/01/2008                              126         33,638,998.83       2.47       266,976.18     625       82.59       8.373
06/01/2008                              386        101,257,643.03       7.45       262,325.50     610       81.83       8.268
07/01/2008                            1,573        372,824,722.27      27.41       237,015.08     621       80.80       8.233
08/01/2008                              907        223,563,336.08      16.44       246,486.59     630       81.21       8.222
09/01/2008                               14          2,663,485.00       0.20       190,248.93     596       80.25       8.205
04/01/2009                                1            283,599.48       0.02       283,599.48     653       80.00       8.100
05/01/2009                                3            585,752.11       0.04       195,250.70     653       91.94       8.402
06/01/2009                               45         10,517,709.25       0.77       233,726.87     630       84.06       8.284
07/01/2009                            1,127        229,467,179.93      16.87       203,608.86     609       80.64       8.501
08/01/2009                            1,703        348,850,284.78      25.65       204,844.56     621       80.65       8.330
09/01/2009                               29          7,050,170.00       0.52       243,109.31     635       82.15       8.277
06/01/2011                               10          1,893,221.48       0.14       189,322.15     662       76.73       7.611
07/01/2011                               21          4,020,987.17       0.30       191,475.58     630       73.55       7.732
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LIEN TYPE                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

First Lien                            6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                6,022    $ 1,360,045,613.96     100.00%    $ 225,846.17     620       80.97%      8.298%
------------------------------------------------------------------------------------------------------------------------------

                                       20
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

 Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

      SCHEDULED PRINICPAL BALANCE:                         $258,759,532.44
      NUMBER OF MORTGAGE LOANS:                                      1,468
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $176,266.71
      WEIGHTED AVERAGE GROSS COUPON:                                7.781%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          636
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                       76.94%
      WEIGHTED AVERAGE COMBINED LTV RATIO(1):                       80.61%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 353
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                        354
      SILENT SECONDS:                                               18.85%

--------------------------------------------------------------------------------

(1)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined ("CLTV") loan-to-value of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       21
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                   DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRODUCT TYPE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

40/30 Fixed                             429    $   111,772,923.66      43.20%    $ 260,542.95     640       77.87%      7.417%
Fixed                                 1,039        146,986,608.78      56.80       141,469.31     634       76.23       8.057
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                              1    $       142,257.55       0.05%    $ 142,257.55     617       80.00%      5.975%
6.001--6.500                            140         42,201,066.57      16.31       301,436.19     681       74.81       6.463
6.501--7.000                            220         52,208,010.75      20.18       237,309.14     650       73.34       6.811
7.001--7.500                            199         42,026,626.77      16.24       211,189.08     634       75.79       7.290
7.501--8.000                            224         40,370,499.91      15.60       180,225.45     628       77.85       7.786
8.001--8.500                            162         26,175,584.27      10.12       161,577.68     614       75.43       8.275
8.501--9.000                            145         21,887,058.07       8.46       150,945.23     607       77.97       8.757
9.001--9.500                             67          8,172,115.06       3.16       121,971.87     589       74.90       9.281
9.501--10.000                            65          7,322,792.71       2.83       112,658.35     596       83.76       9.727
10.001--10.500                           39          3,064,424.30       1.18        78,574.98     617       85.46      10.261
10.501--11.000                           49          4,191,466.73       1.62        85,540.14     605       81.68      10.823
11.001--11.500                           38          3,125,877.35       1.21        82,259.93     633       93.46      11.298
11.501--12.000                           55          3,769,439.27       1.46        68,535.26     635       98.30      11.829
12.001--12.500                           39          2,700,060.38       1.04        69,232.32     621      100.00      12.358
12.501--13.000                           22          1,229,064.83       0.47        55,866.58     617      100.00      12.781
13.001--13.500                            3            173,187.91       0.07        57,729.30     629      100.00      13.244
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       22
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                            DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          72    $     3,015,162.09       1.17%    $  41,877.25     621       86.07%     10.632%
50,000.01--100,000.00                   477         35,542,147.86      13.74        74,511.84     618       79.85       9.102
100,000.01--150,000.00                  308         37,728,388.86      14.58       122,494.77     624       75.73       8.186
150,000.01--200,000.00                  179         30,719,996.84      11.87       171,620.09     621       74.42       7.777
200,000.01--250,000.00                  125         28,164,990.46      10.88       225,319.92     623       73.91       7.611
250,000.01--300,000.00                   76         20,841,396.57       8.05       274,228.90     631       74.40       7.461
300,000.01--350,000.00                   51         16,552,151.48       6.40       324,551.99     642       75.90       7.398
350,000.01--400,000.00                   41         15,466,244.51       5.98       377,225.48     642       76.89       7.485
400,000.01--450,000.00                   34         14,571,486.21       5.63       428,573.12     656       76.58       7.143
450,000.01--500,000.00                   41         19,538,754.71       7.55       476,554.99     664       80.91       7.098
500,000.01--550,000.00                   30         15,797,461.44       6.11       526,582.05     654       77.44       7.135
550,000.01--600,000.00                   22         12,688,777.01       4.90       576,762.59     678       81.42       7.003
600,000.01--650,000.00                    6          3,774,303.10       1.46       629,050.52     694       80.02       7.019
650,000.01--700,000.00                    3          2,036,739.07       0.79       678,913.02     657       71.83       7.450
700,000.01--750,000.00                    1            749,414.92       0.29       749,414.92     629       78.95       7.250
750,000.01--800,000.00                    2          1,572,117.30       0.61       786,058.65     666       82.46       6.647
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
CURRENT UNPAID                       MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRINCIPAL BALANCE ($)                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                          72    $     3,015,162.09       1.17%    $  41,877.25     621       86.07%     10.632%
50,000.01--100,000.00                   478         35,641,782.07      13.77        74,564.40     617       79.77       9.098
100,000.01--150,000.00                  307         37,628,754.65      14.54       122,569.23     624       75.79       8.188
150,000.01--200,000.00                  179         30,719,996.84      11.87       171,620.09     621       74.42       7.777
200,000.01--250,000.00                  125         28,164,990.46      10.88       225,319.92     623       73.91       7.611
250,000.01--300,000.00                   76         20,841,396.57       8.05       274,228.90     631       74.40       7.461
300,000.01--350,000.00                   51         16,552,151.48       6.40       324,551.99     642       75.90       7.398
350,000.01--400,000.00                   41         15,466,244.51       5.98       377,225.48     642       76.89       7.485
400,000.01--450,000.00                   34         14,571,486.21       5.63       428,573.12     656       76.58       7.143
450,000.01--500,000.00                   42         20,038,593.00       7.74       477,109.36     662       80.83       7.078
500,000.01--550,000.00                   30         15,847,554.50       6.12       528,251.82     655       78.04       7.246
550,000.01--600,000.00                   21         12,138,845.66       4.69       578,040.27     683       80.81       6.884
600,000.01--650,000.00                    6          3,774,303.10       1.46       629,050.52     694       80.02       7.019
650,000.01--700,000.00                    3          2,036,739.07       0.79       678,913.02     657       71.83       7.450
700,000.01--750,000.00                    1            749,414.92       0.29       749,414.92     629       78.95       7.250
750,000.01--800,000.00                    2          1,572,117.30       0.61       786,058.65     666       82.46       6.647
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       23
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                           DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)               LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

61--120                                   4    $       278,520.88       0.11%    $  69,630.22     604       76.24%      8.884%
121--180                                 52          5,179,800.20       2.00        99,611.54     631       69.67       7.776
181--240                                 36          3,450,199.43       1.33        95,838.87     616       73.09       7.902
241--300                                  9            777,947.07       0.30        86,438.56     632       77.80       7.342
301--360                              1,367        249,073,064.85      96.26       182,204.14     637       77.14       7.779
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

61--120                                   4    $       278,520.88       0.11%    $  69,630.22     604       76.24%      8.884%
121--180                                 52          5,179,800.20       2.00        99,611.54     631       69.67       7.776
181--240                                 36          3,450,199.43       1.33        95,838.87     616       73.09       7.902
241--300                                  9            777,947.07       0.30        86,438.56     632       77.80       7.342
301--360                              1,367        249,073,064.85      96.26       182,204.14     637       77.14       7.779
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       24
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                           DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.02%    $  54,989.50     551        9.65%      9.375%
15.01--20.00                              2            218,826.70       0.08       109,413.35     704       18.03       6.990
25.01--30.00                              8          1,203,348.09       0.47       150,418.51     603       28.65       7.800
30.01--35.00                              6            614,281.37       0.24       102,380.23     644       32.70       7.264
35.01--40.00                              9            779,289.08       0.30        86,587.68     644       37.56       7.954
40.01--45.00                             22          3,789,033.94       1.46       172,228.82     623       43.11       7.307
45.01--50.00                             43          7,537,485.63       2.91       175,290.36     613       48.18       7.633
50.01--55.00                             41          7,199,787.31       2.78       175,604.57     622       52.53       7.362
55.01--60.00                             62         11,383,733.95       4.40       183,608.61     623       57.88       7.161
60.01--65.00                             63         12,043,281.98       4.65       191,163.21     635       63.10       7.218
65.01--70.00                            100         18,209,245.32       7.04       182,092.45     618       68.62       7.459
70.01--75.00                            136         22,974,015.52       8.88       168,926.58     619       74.07       7.523
75.01--80.00                            511         96,510,874.43      37.30       188,866.68     645       79.57       7.715
80.01--85.00                            116         27,924,519.68      10.79       240,728.62     632       84.14       7.519
85.01--90.00                            110         24,046,704.44       9.29       218,606.40     642       89.40       7.609
90.01--95.00                             53         11,150,556.87       4.31       210,387.87     650       94.67       7.786
95.01--100.00                           185         13,119,558.63       5.07        70,916.53     652       99.96      11.549
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.02%    $  54,989.50     551        9.65%      9.375%
15.01--20.00                              2            218,826.70       0.08       109,413.35     704       18.03       6.990
25.01--30.00                              7          1,137,610.01       0.44       162,515.72     609       28.61       7.642
30.01--35.00                              6            614,281.37       0.24       102,380.23     644       32.70       7.264
35.01--40.00                              9            779,289.08       0.30        86,587.68     644       37.56       7.954
40.01--45.00                             22          3,789,033.94       1.46       172,228.82     623       43.11       7.307
45.01--50.00                             43          7,537,485.63       2.91       175,290.36     613       48.18       7.633
50.01--55.00                             41          7,199,787.31       2.78       175,604.57     622       52.53       7.362
55.01--60.00                             60         11,224,042.49       4.34       187,067.37     624       57.86       7.152
60.01--65.00                             63         12,043,281.98       4.65       191,163.21     635       63.10       7.218
65.01--70.00                             99         18,148,725.74       7.01       183,320.46     618       68.63       7.455
70.01--75.00                            131         22,368,074.42       8.64       170,748.66     620       74.06       7.519
75.01--80.00                            294         51,373,753.54      19.85       174,740.66     626       79.20       7.557
80.01--85.00                            109         25,838,410.93       9.99       237,049.64     632       84.08       7.506
85.01--90.00                            109         24,191,747.99       9.35       221,942.64     641       88.94       7.605
90.01--95.00                             61         12,002,739.93       4.64       196,766.23     647       93.95       7.841
95.01--100.00                           411         60,237,451.86      23.28       146,563.14     663       84.43       8.678
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       25
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                     DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
STATE                                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                      247    $    62,739,700.55      24.25%    $ 254,006.88     654       75.85%      7.466%
NY                                      110         35,977,037.54      13.90       327,063.98     645       77.61       7.610
FL                                      196         28,790,051.83      11.13       146,888.02     619       73.02       7.859
TX                                      264         28,621,434.74      11.06       108,414.53     621       77.58       7.840
HI                                       35         11,929,490.13       4.61       340,842.58     679       76.74       7.327
NJ                                       38          7,938,925.30       3.07       208,919.09     637       76.66       8.104
PA                                       56          7,408,543.81       2.86       132,295.43     635       78.28       7.690
AZ                                       46          7,288,811.67       2.82       158,452.43     632       73.95       7.576
MD                                       34          7,030,596.54       2.72       206,782.25     640       76.83       7.823
MA                                       28          5,933,014.42       2.29       211,893.37     629       78.99       8.155
VA                                       27          4,865,839.84       1.88       180,216.29     605       77.68       8.013
IL                                       32          4,725,994.64       1.83       147,687.33     609       80.17       8.331
WA                                       18          4,384,985.60       1.69       243,610.31     627       76.85       7.369
MN                                       18          3,922,270.33       1.52       217,903.91     624       79.89       7.860
OR                                       24          3,533,053.83       1.37       147,210.58     645       77.69       7.538
Other                                   295         33,669,781.66      13.01       114,134.85     620       80.23       8.464
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Investment Property                      51    $     6,487,820.46       2.51%    $ 127,212.17     629       75.73%      8.567%
Primary Residence                     1,371        246,225,211.82      95.16       179,595.34     635       76.83       7.730
Second Home                              46          6,046,500.16       2.34       131,445.66     702       82.56       8.976
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                            1,088    $   180,837,289.99      69.89%    $ 166,210.74     632       76.35%      7.754%
Pud-Detached                            167         30,951,456.47      11.96       185,338.06     644       76.76       7.685
2-4 Unit                                104         29,464,913.63      11.39       283,316.48     650       78.30       7.802
Condo                                    74         11,273,393.60       4.36       152,343.16     646       80.81       8.333
Pud-Attached                             35          6,232,478.76       2.41       178,070.82     641       81.51       7.919
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       26
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                  DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Cash Out                                896    $   168,432,066.33      65.09%    $ 187,982.22     626       73.94%      7.551%
Purchase                                398         58,540,550.99      22.62       147,086.81     665       84.61       8.646
Rate/Term                               174         31,786,915.12      12.28       182,683.42     637       78.73       7.404
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                               DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                    1,088    $   189,876,664.16      73.38%    $ 174,518.99     629       76.81%      7.543%
Limited Documentation                    18          2,873,073.61       1.11       159,615.20     629       81.61       8.077
Stated Documentation                    362         66,009,794.66      25.51       182,347.50     657       77.10       8.452
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                                  DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

476--500                                  4    $       284,477.92       0.11%    $  71,119.48     500       54.75%      9.619%
501--525                                 57          8,008,403.37       3.09       140,498.30     512       68.55       8.990
526--550                                 83         11,721,343.28       4.53       141,221.00     538       71.80       8.548
551--575                                131         19,035,785.99       7.36       145,311.34     564       72.82       8.118
576--600                                202         30,320,389.81      11.72       150,100.94     589       76.75       8.193
601--625                                282         43,689,700.04      16.88       154,928.01     613       77.32       7.903
626--650                                262         45,178,702.64      17.46       172,437.80     638       77.77       7.730
651--675                                189         41,465,206.07      16.02       219,392.62     663       78.98       7.470
676--700                                106         26,023,248.05      10.06       245,502.34     687       78.17       7.388
701--725                                 47         10,871,014.28       4.20       231,298.18     714       76.42       7.083
726--750                                 44          9,015,018.76       3.48       204,886.79     738       78.36       7.281
751--775                                 32          7,040,216.99       2.72       220,006.78     763       81.88       7.439
776--800                                 24          4,801,031.96       1.86       200,043.00     784       78.80       7.311
801--825                                  5          1,304,993.29       0.50       260,998.66     803       74.22       6.714
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       27
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                        DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0                                       352    $    46,512,097.12      17.98%    $ 132,136.64     624       78.94%      8.432%
12                                      122         38,560,207.49      14.90       316,067.27     644       77.76       7.598
24                                      113          9,321,319.96       3.60        82,489.56     633       92.18      10.338
36                                      881        164,365,907.87      63.52       186,567.43     638       75.32       7.494
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LIEN TYPE                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

First Lien                            1,282    $   245,774,368.08      94.98%    $ 191,711.68     636       75.73%      7.576%
Second Lien                             186         12,985,164.36       5.02        69,812.71     651       99.86      11.651
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,468    $   258,759,532.44     100.00%    $ 176,266.71     636       76.94%      7.781%
------------------------------------------------------------------------------------------------------------------------------

                                       28
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

 Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                         $778,316,092.09
      NUMBER OF MORTGAGE LOANS:                                      3,270
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $238,017.15
      WEIGHTED AVERAGE GROSS COUPON:                                8.341%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          614
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       80.56%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       85.88%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           31
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.241%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.925%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.500%
      INTEREST ONLY LOANS:                                           0.00%
      SILENT SECONDS:                                               27.88%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       29
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                  DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRODUCT TYPE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                         1,191    $   299,218,807.74      38.44%    $ 251,233.26     609       80.62%      8.465%
40/30 3/1 ARM                         1,650        367,324,360.69      47.19       222,620.82     610       81.34       8.522
40/30 Fixed                             429        111,772,923.66      14.36       260,542.95     640       77.87       7.417
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                             15    $     4,481,535.59       0.58%    $ 298,769.04     659       74.15%      5.767%
6.001--6.500                            102         36,521,224.60       4.69       358,051.22     670       77.28       6.429
6.501--7.000                            202         58,688,969.90       7.54       290,539.45     648       77.97       6.812
7.001--7.500                            300         84,292,096.49      10.83       280,973.65     637       78.78       7.297
7.501--8.000                            494        125,506,455.58      16.13       254,061.65     623       79.63       7.802
8.001--8.500                            520        129,527,312.91      16.64       249,090.99     617       80.69       8.275
8.501--9.000                            619        139,536,954.27      17.93       225,423.19     602       80.98       8.770
9.001--9.500                            417         86,827,497.91      11.16       208,219.42     597       83.37       9.265
9.501--10.000                           325         65,686,268.55       8.44       202,111.60     578       82.90       9.749
10.001--10.500                          160         29,031,869.66       3.73       181,449.19     576       83.52      10.273
10.501--11.000                           80         12,750,142.46       1.64       159,376.78     566       81.61      10.730
11.001--11.500                           27          4,418,826.63       0.57       163,660.25     556       82.08      11.195
11.501--12.000                            8            890,959.94       0.11       111,369.99     532       73.92      11.766
12.501--13.000                            1            155,977.60       0.02       155,977.60     508       65.00      12.550
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       30
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                           DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                           9    $       449,770.76       0.06%    $  49,974.53     576       51.02%      9.034%
50,000.01--100,000.00                   380         29,809,070.59       3.83        78,444.92     597       79.19       8.985
100,000.01--150,000.00                  613         77,581,733.90       9.97       126,560.74     597       79.35       8.824
150,000.01--200,000.00                  549         95,625,595.81      12.29       174,181.41     602       78.91       8.491
200,000.01--250,000.00                  493        111,067,432.25      14.27       225,288.91     608       80.02       8.507
250,000.01--300,000.00                  358         97,683,616.50      12.55       272,859.26     605       80.26       8.393
300,000.01--350,000.00                  236         76,516,757.38       9.83       324,223.55     612       80.69       8.400
350,000.01--400,000.00                  187         69,823,098.03       8.97       373,385.55     614       80.44       8.044
400,000.01--450,000.00                  159         67,702,341.73       8.70       425,800.89     623       82.11       8.179
450,000.01--500,000.00                  130         62,101,887.00       7.98       477,706.82     634       82.13       7.846
500,000.01--550,000.00                   64         33,635,551.89       4.32       525,555.50     633       82.01       7.822
550,000.01--600,000.00                   52         29,850,222.98       3.84       574,042.75     640       84.04       7.914
600,000.01--650,000.00                   26         16,280,482.70       2.09       626,172.41     665       81.71       7.942
650,000.01--700,000.00                    4          2,687,420.36       0.35       671,855.09     669       81.06       8.336
700,000.01--750,000.00                    7          5,104,859.02       0.66       729,265.57     658       85.32       8.546
750,000.01--800,000.00                    2          1,551,238.60       0.20       775,619.30     667       71.75       7.854
800,000.01--850,000.00                    1            845,012.58       0.11       845,012.58     601       95.00       7.990
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                        DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
CURRENT UNPAID                       MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRINCIPAL BALANCE ($)                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                           9    $       449,770.76       0.06%    $  49,974.53     576       51.02%      9.034%
50,000.01--100,000.00                   380         29,809,070.59       3.83        78,444.92     597       79.19       8.985
100,000.01--150,000.00                  613         77,581,733.90       9.97       126,560.74     597       79.35       8.824
150,000.01--200,000.00                  549         95,625,595.81      12.29       174,181.41     602       78.91       8.491
200,000.01--250,000.00                  493        111,067,432.25      14.27       225,288.91     608       80.02       8.507
250,000.01--300,000.00                  358         97,683,616.50      12.55       272,859.26     605       80.26       8.393
300,000.01--350,000.00                  236         76,516,757.38       9.83       324,223.55     612       80.69       8.400
350,000.01--400,000.00                  187         69,823,098.03       8.97       373,385.55     614       80.44       8.044
400,000.01--450,000.00                  159         67,702,341.73       8.70       425,800.89     623       82.11       8.179
450,000.01--500,000.00                  131         62,601,725.28       8.04       477,875.77     634       82.10       7.834
500,000.01--550,000.00                   64         33,685,613.64       4.33       526,337.71     635       82.28       7.888
550,000.01--600,000.00                   51         29,300,322.93       3.76       574,516.14     640       83.84       7.865
600,000.01--650,000.00                   26         16,280,482.70       2.09       626,172.41     665       81.71       7.942
650,000.01--700,000.00                    4          2,687,420.36       0.35       671,855.09     669       81.06       8.336
700,000.01--750,000.00                    7          5,104,859.02       0.66       729,265.57     658       85.32       8.546
750,000.01--800,000.00                    2          1,551,238.60       0.20       775,619.30     667       71.75       7.854
800,000.01--850,000.00                    1            845,012.58       0.11       845,012.58     601       95.00       7.990
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       31
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                           DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)               LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.01%    $  54,989.50     551        9.65%      9.375%
15.01--20.00                              1             75,912.38       0.01        75,912.38     606       15.83       7.725
20.01--25.00                              1             49,994.49       0.01        49,994.49     520       22.73      11.175
25.01--30.00                              6            624,703.31       0.08       104,117.22     549       27.23       8.661
30.01--35.00                              7            747,035.56       0.10       106,719.37     597       33.56       7.921
35.01--40.00                             12          1,501,557.23       0.19       125,129.77     600       37.58       8.141
40.01--45.00                             23          4,239,422.21       0.54       184,322.70     579       42.86       7.886
45.01--50.00                             42          7,721,320.35       0.99       183,840.96     580       47.89       7.972
50.01--55.00                             45          9,127,286.13       1.17       202,828.58     596       53.10       7.826
55.01--60.00                             81         17,831,701.38       2.29       220,144.46     582       57.99       7.927
60.01--65.00                            103         23,760,384.85       3.05       230,683.35     586       63.27       8.011
65.01--70.00                            169         40,822,704.87       5.25       241,554.47     581       68.84       8.280
70.01--75.00                            247         55,081,429.38       7.08       223,001.74     575       74.01       8.352
75.01--80.00                          1,197        287,768,311.34      36.97       240,407.95     637       79.79       8.148
80.01--85.00                            485        121,029,611.88      15.55       249,545.59     590       84.43       8.524
85.01--90.00                            610        145,116,156.43      18.64       237,895.34     613       89.69       8.683
90.01--95.00                            235         62,205,892.62       7.99       264,705.93     643       94.76       8.511
95.01--100.00                             5            557,678.19       0.07       111,535.64     676       99.13       9.095
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       32
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                          DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.01--10.00                               1    $        54,989.50       0.01%    $  54,989.50     551        9.65%      9.375%
15.01--20.00                              1             75,912.38       0.01        75,912.38     606       15.83       7.725
20.01--25.00                              1             49,994.49       0.01        49,994.49     520       22.73      11.175
25.01--30.00                              5            534,732.66       0.07       106,946.53     518       26.91       8.848
30.01--35.00                              7            747,035.56       0.10       106,719.37     597       33.56       7.921
35.01--40.00                             12          1,501,557.23       0.19       125,129.77     600       37.58       8.141
40.01--45.00                             23          4,239,422.21       0.54       184,322.70     579       42.86       7.886
45.01--50.00                             43          7,811,291.00       1.00       181,657.93     582       47.67       7.967
50.01--55.00                             45          9,127,286.13       1.17       202,828.58     596       53.10       7.826
55.01--60.00                             80         17,751,961.96       2.28       221,899.52     582       57.98       7.931
60.01--65.00                            103         23,760,384.85       3.05       230,683.35     586       63.27       8.011
65.01--70.00                            166         40,175,430.01       5.16       242,020.66     580       68.83       8.268
70.01--75.00                            234         52,269,948.82       6.72       223,375.85     574       73.99       8.354
75.01--80.00                            381         90,985,844.37      11.69       238,807.99     589       79.31       8.311
80.01--85.00                            448        113,769,642.71      14.62       253,950.10     590       84.40       8.492
85.01--90.00                            576        138,897,936.81      17.85       241,142.25     613       89.46       8.642
90.01--95.00                            287         72,589,145.80       9.33       252,923.85     639       93.18       8.520
95.01--100.00                           857        203,973,575.60      26.21       238,008.84     656       80.37       8.135
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                     DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
STATE                                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                      669    $   227,877,495.37      29.28%    $ 340,624.06     625       79.15%      7.967%
FL                                      440         85,186,286.44      10.94       193,605.20     600       78.97       8.526
NY                                      212         77,828,597.90      10.00       367,116.03     628       80.81       7.930
NJ                                      155         43,433,809.04       5.58       280,218.12     612       80.32       8.738
MD                                      140         34,073,843.54       4.38       243,384.60     600       81.87       8.491
MA                                      121         32,847,595.54       4.22       271,467.73     605       81.11       8.663
IL                                      156         32,652,500.19       4.20       209,310.90     601       82.64       8.536
AZ                                      113         22,705,866.95       2.92       200,936.88     606       79.85       8.506
GA                                      111         17,588,047.49       2.26       158,450.88     600       83.80       8.981
NV                                       65         16,506,964.49       2.12       253,953.30     627       80.43       8.311
HI                                       38         15,406,323.31       1.98       405,429.56     655       79.32       7.467
VA                                       69         14,552,759.84       1.87       210,909.56     592       79.55       8.433
MN                                       66         13,962,118.91       1.79       211,547.26     613       83.52       8.707
WA                                       63         13,775,011.55       1.77       218,650.98     598       81.48       8.402
MI                                      100         13,680,934.97       1.76       136,809.35     591       81.90       8.998
Other                                   752        116,237,936.57      14.93       154,571.72     608       82.65       8.729
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       33
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                 DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Investment Property                     247    $    55,490,883.46       7.13%    $ 224,659.45     653       85.66%      8.934%
Primary Residence                     2,940        703,632,637.57      90.40       239,330.83     609       80.14       8.290
Second Home                              83         19,192,571.06       2.47       231,235.80     677       81.50       8.513
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                            2,408    $   547,860,746.31      70.39%    $ 227,516.92     607       80.38%      8.362%
2-4 Unit                                268         87,965,383.74      11.30       328,229.04     637       80.82       8.202
Pud-Detached                            287         74,056,320.17       9.51       258,035.96     622       80.34       8.208
Condo                                   205         46,269,862.59       5.94       225,706.65     636       82.22       8.525
Pud-Attached                            102         22,163,779.29       2.85       217,291.95     617       81.39       8.440
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                  DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Cash Out                              1,785    $   438,748,475.79      56.37%    $ 245,797.47     594       79.05%      8.331%
Purchase                              1,161        268,595,184.87      34.51       231,348.14     647       82.76       8.408
Rate/Term                               324         70,972,431.43       9.12       219,050.71     612       81.60       8.156
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       34
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                               DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                    1,985    $   429,730,413.03      55.21%    $ 216,488.87     598       80.65%      8.086%
Limited Documentation                    35          8,564,777.94       1.10       244,707.94     620       82.36       7.772
Stated Documentation                  1,250        340,020,901.12      43.69       272,016.72     634       80.41       8.678
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                  DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

476--500                                 14    $     3,360,876.96       0.43%    $ 240,062.64     500       74.89%      9.400%
501--525                                283         54,831,011.10       7.04       193,749.16     513       75.56       9.237
526--550                                336         73,622,320.66       9.46       219,114.05     538       76.12       8.872
551--575                                460         96,420,020.12      12.39       209,608.74     562       78.98       8.796
576--600                                493        111,883,402.76      14.38       226,944.02     587       81.13       8.547
601--625                                449        105,361,399.09      13.54       234,657.90     612       82.51       8.065
626--650                                467        117,611,352.06      15.11       251,844.44     639       82.42       8.080
651--675                                357         99,058,108.05      12.73       277,473.69     662       81.94       7.953
676--700                                171         48,974,091.45       6.29       286,398.20     686       81.22       7.908
701--725                                 96         25,859,439.50       3.32       269,369.16     713       81.78       7.785
726--750                                 67         17,719,001.59       2.28       264,462.71     737       83.59       7.752
751--775                                 54         16,495,371.54       2.12       305,469.84     763       82.50       7.931
776--800                                 18          5,770,937.58       0.74       320,607.64     785       81.66       7.226
801--825                                  5          1,348,759.63       0.17       269,751.93     807       75.97       7.690
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                        DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0                                       911    $   213,525,137.85      27.43%    $ 234,385.44     613       81.62%      8.862%
12                                      274         90,190,436.76      11.59       329,162.18     624       81.07       8.082
24                                      978        234,022,764.02      30.07       239,287.08     605       80.18       8.333
36                                    1,107        240,577,753.47      30.91       217,324.08     620       79.82       7.985
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       35
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                           DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
INITIAL CAP (%)                       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
1.500                                   405        100,418,053.40      12.90       247,945.81     604       81.24       8.601
2.000                                 2,436        566,125,115.03      72.74       232,399.47     611       80.98       8.478
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PERIODIC CAP (%)                      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
1.500                                 2,841        666,543,168.43      85.64       234,615.69     610       81.02       8.496
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                  DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ARM MARGIN (%)                        LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
5.001--6.000                            506        125,296,945.66      16.10       247,622.42     620       81.62       8.293
6.001--7.000                          2,195        511,583,361.48      65.73       233,067.59     610       81.51       8.498
7.001--8.000                            140         29,662,861.29       3.81       211,877.58     556       69.93       9.321
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       36
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                             DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
12.001--13.000                           15          4,481,535.59       0.58       298,769.04     659       74.15       5.767
13.001--14.000                          151         45,712,909.83       5.87       302,734.50     652       78.46       6.722
14.001--15.000                          653        174,256,248.58      22.39       266,854.90     626       79.30       7.620
15.001--16.000                        1,051        248,989,062.40      31.99       236,906.81     609       81.14       8.534
16.001--17.000                          708        147,198,252.42      18.91       207,907.14     588       83.28       9.473
17.001--18.000                          228         40,549,022.80       5.21       177,846.59     574       83.20      10.410
18.001--19.000                           34          5,200,159.20       0.67       152,945.86     551       80.62      11.288
19.001 >=                                 1            155,977.60       0.02       155,977.60     508       65.00      12.550
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                             DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
5.001--6.000                              8          2,546,441.88       0.33       318,305.24     675       77.75       5.795
6.001--7.000                            158         47,648,003.54       6.12       301,569.64     652       78.10       6.682
7.001--8.000                            653        174,256,248.58      22.39       266,854.90     626       79.30       7.620
8.001--9.000                          1,050        248,726,033.04      31.96       236,881.94     609       81.12       8.534
9.001--10.000                           709        147,461,281.78      18.95       207,984.88     588       83.30       9.472
10.001--11.000                          228         40,549,022.80       5.21       177,846.59     574       83.20      10.410
11.001--12.000                           34          5,200,159.20       0.67       152,945.86     551       80.62      11.288
12.001 >=                                 1            155,977.60       0.02       155,977.60     508       65.00      12.550
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       37
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                          DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
INITIAL INTEREST RATE ADJUSTMENT     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DATE                                  LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                              429    $   111,772,923.66      14.36%    $ 260,542.95     640       77.87%      7.417%
02/01/2008                                4          1,640,318.85       0.21       410,079.71     550       74.29       8.770
03/01/2008                                4            584,366.33       0.08       146,091.58     548       79.72       8.569
04/01/2008                                8          1,624,927.74       0.21       203,115.97     566       79.04       8.693
05/01/2008                               40         11,035,468.06       1.42       275,886.70     624       83.10       8.533
06/01/2008                              172         43,433,268.02       5.58       252,519.00     601       81.43       8.704
07/01/2008                              669        168,569,801.77      21.66       251,972.80     609       80.32       8.408
08/01/2008                              291         71,365,256.97       9.17       245,241.43     615       80.67       8.450
09/01/2008                                3            965,400.00       0.12       321,800.00     616       80.08       7.127
04/01/2009                                1            283,599.48       0.04       283,599.48     653       80.00       8.100
05/01/2009                                1            161,860.00       0.02       161,860.00     663       97.01       9.000
06/01/2009                               36          9,001,385.12       1.16       250,038.48     632       84.25       8.243
07/01/2009                              767        164,625,238.84      21.15       214,635.25     608       80.97       8.474
08/01/2009                              832        189,348,527.24      24.33       227,582.36     611       81.44       8.571
09/01/2009                               13          3,903,750.00       0.50       300,288.46     603       84.41       8.771
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LIEN TYPE                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

First Lien                            3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,270    $   778,316,092.09     100.00%    $ 238,017.15     614       80.56%      8.341%
------------------------------------------------------------------------------------------------------------------------------

                                       38
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                        $338,612,417.98
      NUMBER OF MORTGAGE LOANS:                                     1,099
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $308,109.57
      WEIGHTED AVERAGE GROSS COUPON:                               7.644%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                         648
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                      81.71%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                      92.83%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                        360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                          26
      WEIGHTED AVERAGE GROSS MARGIN(1):                            6.088%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                        1.902%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                       1.499%
      INTEREST ONLY LOANS:                                        100.00%
      SILENT SECONDS:                                              56.28%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       39
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                 DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRODUCT TYPE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                           809    $   270,506,465.14      79.89%    $ 334,371.40     648       82.04%      7.625%
3/1 ARM 5Y-IO                           290         68,105,952.84      20.11       234,848.11     647       80.40       7.721
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CURRENT GROSS MORTGAGE RATE (%)       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                             23    $     8,684,038.31       2.56%    $ 377,566.88     666       81.28%      5.809%
6.001--6.500                             70         23,194,228.06       6.85       331,346.12     661       78.59       6.330
6.501--7.000                            164         56,166,740.30      16.59       342,480.12     657       80.98       6.796
7.001--7.500                            201         66,098,016.47      19.52       328,845.85     647       80.95       7.315
7.501--8.000                            271         81,108,035.47      23.95       299,291.64     641       82.17       7.781
8.001--8.500                            167         49,145,699.16      14.51       294,285.62     640       81.83       8.240
8.501--9.000                            123         32,436,321.40       9.58       263,709.93     650       83.58       8.766
9.001--9.500                             53         15,212,312.96       4.49       287,024.77     649       82.31       9.245
9.501--10.000                            22          5,020,258.03       1.48       228,193.55     640       89.54       9.752
10.001--10.500                            3          1,252,267.82       0.37       417,422.61     634       89.94      10.147
10.501--11.000                            2            294,500.00       0.09       147,250.00     619       95.00      10.596
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       40
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                          DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                           1    $        49,982.04       0.01%    $  49,982.04     652       10.11%      8.625%
50,000.01--100,000.00                    47          3,878,856.00       1.15        82,528.85     640       79.44       8.141
100,000.01--150,000.00                  118         15,297,011.06       4.52       129,635.69     638       80.90       8.161
150,000.01--200,000.00                  137         23,952,382.35       7.07       174,834.91     636       78.91       7.873
200,000.01--250,000.00                  162         36,523,296.39      10.79       225,452.45     642       81.81       7.644
250,000.01--300,000.00                  144         39,467,967.26      11.66       274,083.11     641       80.34       7.631
300,000.01--350,000.00                   94         30,405,259.77       8.98       323,460.21     646       81.97       7.657
350,000.01--400,000.00                  104         39,154,392.03      11.56       376,484.54     657       82.52       7.536
400,000.01--450,000.00                   99         42,133,632.97      12.44       425,592.25     650       81.95       7.477
450,000.01--500,000.00                   68         32,522,865.41       9.60       478,277.43     658       82.99       7.424
500,000.01--550,000.00                   57         29,901,572.82       8.83       524,589.00     650       82.93       7.581
550,000.01--600,000.00                   26         14,966,761.89       4.42       575,644.69     649       83.88       7.789
600,000.01--650,000.00                   19         11,905,938.02       3.52       626,628.32     649       82.56       7.672
650,000.01--700,000.00                    9          6,052,599.98       1.79       672,511.11     660       82.81       7.643
700,000.01--750,000.00                    3          2,212,400.00       0.65       737,466.67     673       79.64       7.510
750,000.01--800,000.00                    6          4,742,499.99       1.40       790,416.67     653       77.96       8.054
950,000.01--1,000,000.00                  3          2,920,000.00       0.86       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.75     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
CURRENT UNPAID                       MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PRINCIPAL BALANCE ($)                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                           1    $        49,982.04       0.01%    $  49,982.04     652       10.11%      8.625%
50,000.01--100,000.00                    46          3,778,855.99       1.12        82,149.04     641       79.42       8.140
100,000.01--150,000.00                  119         15,397,011.06       4.55       129,386.65     637       80.89       8.161
150,000.01--200,000.00                  137         23,952,382.35       7.07       174,834.91     636       78.91       7.873
200,000.01--250,000.00                  162         36,523,296.39      10.79       225,452.45     642       81.81       7.644
250,000.01--300,000.00                  144         39,467,967.26      11.66       274,083.11     641       80.34       7.631
300,000.01--350,000.00                   94         30,405,259.77       8.98       323,460.21     646       81.97       7.657
350,000.01--400,000.00                  104         39,154,392.03      11.56       376,484.54     657       82.52       7.536
400,000.01--450,000.00                   99         42,133,632.97      12.44       425,592.25     650       81.95       7.477
450,000.01--500,000.00                   68         32,522,865.41       9.60       478,277.43     658       82.99       7.424
500,000.01--550,000.00                   57         29,901,572.82       8.83       524,589.00     650       82.93       7.581
550,000.01--600,000.00                   26         14,966,761.89       4.42       575,644.69     649       83.88       7.789
600,000.01--650,000.00                   19         11,905,938.02       3.52       626,628.32     649       82.56       7.672
650,000.01--700,000.00                    9          6,052,599.98       1.79       672,511.11     660       82.81       7.643
700,000.01--750,000.00                    3          2,212,400.00       0.65       737,466.67     673       79.64       7.510
750,000.01--800,000.00                    6          4,742,499.99       1.40       790,416.67     653       77.96       8.054
950,000.01--1,000,000.00                  3          2,920,000.00       0.86       973,333.33     654       79.91       7.518
1,000,000.01 >=                           2          2,525,000.00       0.75     1,262,500.00     653       78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       41
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                          DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)               LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                              1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                         DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                              1    $        49,982.04       0.01%    $  49,982.04     652       10.11%      8.625%
20.01--25.00                              1            104,000.00       0.03       104,000.00     646       22.61       6.775
30.01--35.00                              3            627,990.36       0.19       209,330.12     665       32.32       7.573
35.01--40.00                              1            136,999.99       0.04       136,999.99     628       36.93       8.775
40.01--45.00                              2            382,999.99       0.11       191,500.00     644       43.38       8.333
45.01--50.00                              6          1,733,499.97       0.51       288,916.66     631       48.19       7.902
50.01--55.00                              7          1,526,499.96       0.45       218,071.42     643       52.54       6.931
55.01--60.00                             10          3,157,984.98       0.93       315,798.50     633       57.86       7.068
60.01--65.00                             13          3,051,099.96       0.90       234,700.00     646       63.25       6.964
65.01--70.00                             20          6,662,892.30       1.97       333,144.61     634       69.13       7.262
70.01--75.00                             47         14,117,439.13       4.17       300,371.05     627       73.73       7.406
75.01--80.00                            676        205,032,436.99      60.55       303,302.42     655       79.93       7.598
80.01--85.00                             66         21,353,167.47       6.31       323,532.84     638       84.44       7.504
85.01--90.00                            143         47,573,430.06      14.05       332,681.33     636       89.53       7.844
90.01--95.00                            103         33,101,994.77       9.78       321,378.59     643       94.56       8.033
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       42
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                         DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
COMBINED LOAN-TO-VALUE RATIO (%)      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                              1    $        49,982.04       0.01%    $  49,982.04     652       10.11%      8.625%
20.01--25.00                              1            104,000.00       0.03       104,000.00     646       22.61       6.775
30.01--35.00                              3            627,990.36       0.19       209,330.12     665       32.32       7.573
35.01--40.00                              1            136,999.99       0.04       136,999.99     628       36.93       8.775
40.01--45.00                              2            382,999.99       0.11       191,500.00     644       43.38       8.333
45.01--50.00                              6          1,733,499.97       0.51       288,916.66     631       48.19       7.902
50.01--55.00                              7          1,526,499.96       0.45       218,071.42     643       52.54       6.931
55.01--60.00                             10          3,157,984.98       0.93       315,798.50     633       57.86       7.068
60.01--65.00                             13          3,051,099.96       0.90       234,700.00     646       63.25       6.964
65.01--70.00                             19          6,417,892.30       1.90       337,783.81     628       69.09       7.276
70.01--75.00                             45         13,644,939.14       4.03       303,220.87     627       73.83       7.385
75.01--80.00                             60         21,192,859.57       6.26       353,214.33     640       79.45       7.487
80.01--85.00                             51         16,461,186.86       4.86       322,768.37     632       84.34       7.536
85.01--90.00                            139         46,749,323.32      13.81       336,326.07     636       89.53       7.839
90.01--95.00                            110         35,636,489.77      10.52       323,968.09     644       93.47       7.988
95.01--100.00                           631        187,738,669.76      55.44       297,525.63     657       80.13       7.611
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                    DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
STATE                                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                      445    $   179,848,522.42      53.11%    $ 404,153.98     652       81.25%      7.513%
FL                                       89         20,464,655.02       6.04       229,939.94     636       82.75       7.948
NY                                       44         16,125,090.92       4.76       366,479.34     660       83.82       7.733
NV                                       48         13,807,557.46       4.08       287,657.45     653       81.20       7.772
AZ                                       58         13,035,468.31       3.85       224,749.45     657       79.98       7.713
MD                                       36         10,373,866.96       3.06       288,162.97     627       84.26       7.857
MA                                       30          9,702,158.39       2.87       323,405.28     636       79.09       7.674
NJ                                       26          7,564,649.86       2.23       290,948.07     628       80.47       7.628
HI                                       18          6,930,590.59       2.05       385,032.81     672       79.66       7.199
VA                                       18          5,975,172.96       1.76       331,954.05     647       86.96       7.937
IL                                       29          5,841,179.92       1.73       201,420.00     649       80.43       7.531
WA                                       26          5,746,561.49       1.70       221,021.60     634       84.03       7.509
MN                                       30          5,696,252.76       1.68       189,875.09     634       80.32       7.713
OR                                       18          4,847,325.83       1.43       269,295.88     641       81.99       7.776
CO                                       28          4,753,722.67       1.40       169,775.81     632       83.21       7.722
Other                                   156         27,899,642.43       8.24       178,843.86     636       83.17       8.079
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       43
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Primary Residence                     1,058    $   329,627,913.46      97.35%    $ 311,557.57     647       81.69%      7.623%
Second Home                              41          8,984,504.53       2.65       219,134.26     686       82.38       8.404
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                              764    $   240,792,839.89      71.11%    $ 315,173.87     647       81.25%      7.585%
Pud-Detached                            154         45,803,197.35      13.53       297,423.36     645       82.46       7.732
Condo                                    90         21,655,200.75       6.40       240,613.34     649       83.48       8.103
2-4 Unit                                 51         20,463,230.88       6.04       401,239.82     662       82.60       7.505
Pud-Attached                             40          9,897,949.10       2.92       247,448.73     643       83.64       7.959
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Purchase                                608    $   182,134,153.21      53.79%    $ 299,562.75     660       81.15%      7.704%
Cash Out                                363        119,076,904.20      35.17       328,035.55     632       82.74       7.649
Rate/Term                               128         37,401,360.57      11.05       292,198.13     642       81.16       7.336
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       44
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                              DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

Full Documentation                      736    $   215,258,346.15      63.57%    $ 292,470.58     640       82.25%      7.373%
Limited Documentation                    18          6,724,949.72       1.99       373,608.32     651       80.81       7.343
Stated Documentation                    345        116,629,122.12      34.44       338,055.43     662       80.76       8.162
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                    LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

551--575                                  1    $       324,999.96       0.10%    $ 324,999.96     567       74.71%      7.250%
576--600                                132         35,283,119.56      10.42       267,296.36     591       81.44       7.749
601--625                                284         81,348,519.86      24.02       286,438.45     613       82.10       7.740
626--650                                282         84,902,437.36      25.07       301,072.47     638       82.16       7.713
651--675                                173         57,636,701.76      17.02       333,160.13     662       81.59       7.538
676--700                                105         38,128,153.32      11.26       363,125.27     686       80.50       7.657
701--725                                 54         19,595,514.93       5.79       362,879.91     712       81.45       7.394
726--750                                 36         11,980,184.24       3.54       332,782.90     735       82.12       7.411
751--775                                 21          6,783,460.26       2.00       323,021.92     760       81.31       7.247
776--800                                  9          2,208,569.99       0.65       245,396.67     787       79.40       7.014
801--825                                  2            420,756.74       0.12       210,378.37     815       86.16       8.041
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

0                                       215    $    64,331,417.15      19.00%    $ 299,215.89     649       81.11%      8.202%
12                                       87         30,407,500.88       8.98       349,511.50     661       82.94       7.979
24                                      616        200,243,803.59      59.14       325,071.11     646       81.95       7.443
36                                      181         43,629,696.36      12.88       241,048.05     645       80.63       7.511
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       45
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                          DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
INITIAL CAP (%)                       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

1.000                                     4    $       774,779.02       0.23%    $ 193,694.76     642       86.34%      8.157%
1.500                                   184         64,928,602.90      19.17       352,872.84     634       82.74       7.417
2.000                                   911        272,909,036.06      80.60       299,570.84     651       81.45       7.696
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
PERIODIC CAP (%)                      LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

1.000                                     4    $       774,779.02       0.23%    $ 193,694.76     642       86.34%      8.157%
1.500                                 1,095        337,837,638.96      99.77       308,527.52     648       81.70       7.643
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                 DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ARM MARGIN (%)                        LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                            332    $   106,236,123.90      31.37%    $ 319,988.32     654       82.33%      7.433%
6.001--7.000                            766        232,170,294.09      68.57       303,094.38     645       81.43       7.742
7.001--8.000                              1            206,000.00       0.06       206,000.00     607       68.67       6.250
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       46
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                             DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

12.001--13.000                           23    $     8,684,038.31       2.56%    $ 377,566.88     666       81.28%      5.809%
13.001--14.000                          236         79,806,948.36      23.57       338,165.04     658       80.29       6.664
14.001--15.000                          470        146,760,071.94      43.34       312,255.47     644       81.62       7.572
15.001--16.000                          292         81,910,819.59      24.19       280,516.51     644       82.57       8.452
16.001--17.000                           73         19,903,771.97       5.88       272,654.41     647       83.96       9.374
17.001--18.000                            5          1,546,767.81       0.46       309,353.56     631       90.91      10.233
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                              9    $     3,140,740.36       0.93%    $ 348,971.15     683       82.23%      5.794%
6.001--7.000                            247         84,698,266.31      25.01       342,907.96     658       80.34       6.606
7.001--8.000                            473        147,412,051.94      43.53       311,653.39     644       81.61       7.570
8.001--9.000                            290         81,582,020.57      24.09       281,317.31     644       82.53       8.449
9.001--10.000                            75         20,232,570.99       5.98       269,767.61     647       84.11       9.371
10.001--11.000                            5          1,546,767.81       0.46       309,353.56     631       90.91      10.233
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       47
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 12, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                         DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
INITIAL INTEREST RATE                MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
ADJUSTMENT DATE                       LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

02/01/2008                                1    $       441,600.00       0.13%    $ 441,600.00     617       80.00%      6.000%
03/01/2008                               11          3,884,375.60       1.15       353,125.05     626       85.73       6.820
04/01/2008                               25          9,320,106.45       2.75       372,804.26     625       85.07       7.213
05/01/2008                               33         12,245,713.02       3.62       371,082.21     634       81.24       7.544
06/01/2008                               95         35,672,654.48      10.53       375,501.63     634       83.04       7.309
07/01/2008                              329        108,711,500.87      32.10       330,430.09     653       81.56       7.649
08/01/2008                              314         99,976,914.71      29.53       318,397.82     653       81.88       7.797
09/01/2008                                1            253,600.00       0.07       253,600.00     636       80.00       7.825
05/01/2009                                1             87,297.85       0.03        87,297.85     636       90.00       8.650
06/01/2009                                2            446,200.00       0.13       223,100.00     642       92.44       7.386
07/01/2009                               27          6,835,410.03       2.02       253,163.33     636       83.92       8.056
08/01/2009                              259         60,422,044.95      17.84       233,289.75     648       79.85       7.687
09/01/2009                                1            315,000.00       0.09       315,000.00     745       90.00       7.175
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                      NUMBER                                                    WEIGHTED   ORIGINAL   WEIGHTED
                                        OF                          PERCENTAGE     AVERAGE      AVERAGE     LOAN-      AVERAGE
                                     MORTGAGE                      OF PRINCIPAL   PRINCIPAL     CREDIT     TO-VALUE     GROSS
LIEN TYPE                             LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------

First Lien                            1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,099    $   338,612,417.98     100.00%    $ 308,109.57     648       81.71%      7.644%
------------------------------------------------------------------------------------------------------------------------------

                                       48
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.